UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

Einstein Noah Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

001-33515
(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is made to the Einstein Noah Restaurant Group, Inc. (the “Company”) press release on January 11, 2010, attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the Company’s preliminary financial results for the fourth quarter ended December 29, 2009 and the announcement that the Company is presenting at two upcoming investor conferences on January 12, 2010 and January 14, 2010.

Additionally, at the investor conference presentations, the Company will be making the following statements:

  In 2010, we anticipate the following:

    Signing 10 to 15 new franchise development agreements that will develop 42 to 53 new units in the upcoming years. This will result in a total of 111 to 122 anticipated units from signed development agreements and we expect to have a remaining pipeline by the end of 2010 of 90 to 97 units.
    Having 218 total licensed restaurants open by the end of 2010.
  Based on preliminary top-line results, earnings before interest, taxes, depreciation and amortization (“EBITDA”) are shown below:
	52 weeks ended
	December 30,	December 29,
	2008	2009
	Actual	Low estimate	High estimate
	(In millions of dollars except for earnings per share and related share information)
Net income	$21.1	$72.9	$73.1
Adjustments to net income:
Interest expense, net	5.4	6.1	6.1
Provision benefit for income taxes	1.1	(53.7)	(53.6)
Depreciation and amortization	14.1	16.7	16.7
Other operating expenses	0.3	(0.1)	(0.1)
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$42.0	$41.9	$42.2

Use of Non-GAAP Financial Information

In addition to the results in accordance with generally accepted accounting principles (“GAAP”) included in this filing, the Company has provided certain non-GAAP financial information, which is EBITDA. Management includes the presentation of this non-GAAP financial information to satisfy the requests of current and potential investors who believe this information better evaluates ongoing business performance and certain components of the Company’s results. In addition, the Company’s Board of Directors uses this non-GAAP financial information to evaluate the performance of the Company and the management team. This information should be considered in addition to the results presented in accordance with GAAP, and should not be considered a substitute for the GAAP results. The Company has reconciled the non-GAAP financial information included in this release to the nearest GAAP measure in context.

The table above reconciles our net income and earnings per share as reported under GAAP in the United States with those financial measures as adjusted by the items detailed above and presented in the associated conferences. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. We believe that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help our current and potential investors understand and compare business trends among different reporting periods on a consistent basis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1               Press release issued January 11, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: January 11, 2010	/S/ ROBERT E. GOWDY
Robert E. Gowdy
Principal Accounting Officer